UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 9, 2004

DOR BioPharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-8672	41-1505029

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1691 Michigan, Suite 435, Miami, FL		33139

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (305) 534-3383

Not applicable
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

On July 9, 2004, the registrant announced that their CEO Ralph Ellison has resigned for personal reasons.
A copy of the press release dated July 9, 2004 is filed herewith as Exhibit 99.1.

    Exhibits
    99.1     Press Release of DOR BioPharma, Inc regarding the Private Placement Financing

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOR BioPharma, Inc.
Date: July 13, 2004	By: /s/Geoff Green Geoff Green President

End of Filing